EXHIBIT 32.1
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report on Form 10-K of The New York Times Company (the “Company”) for the fiscal year ended December 29, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Thompson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 26, 2014

/s/ MARK THOMPSON
Mark Thompson
Chief Executive Officer